SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [   ]

Check  the  appropriate  box:
[   ]   Preliminary  Proxy  Statement
[   ]   Confidential,  for Use of the Commission Only (as permitted by Rule 14a-
        6(e)(2))
[ X ]   Definitive  Proxy  Statement
[   ]   Definitive  Additional  Materials
[   ]   Soliciting  Material  Pursuant  to  Sec.240.14a-12

                         LocatePLUS Holdings Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[ X ]   No  fee  required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)    Title  of  each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2)    Aggregate  number  of  securities  to  which transaction applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

        (4)    Proposed  maximum  aggregate  value  of  transaction:

--------------------------------------------------------------------------------

        (5)    Total  fee  paid:

--------------------------------------------------------------------------------

[   ]   Fee  paid  previously  with  preliminary  materials.
[   ]   Check  box  if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)    Amount  Previously  Paid:

--------------------------------------------------------------------------------

        (2)    Form,  Schedule  or  Registration  Statement  No.:

--------------------------------------------------------------------------------

        (3)    Filing  Party:

--------------------------------------------------------------------------------

        (4)    Date  Filed:

                         LOCATEPLUS HOLDINGS CORPORATION
                               100 CUMMINGS CENTER
                                   SUITE 235M
                          BEVERLY, MASSACHUSETTS 01915
                                 (978) 921-2727
                        _________________________________



Dear  LocatePLUS  Holdings  Corporation  Stockholder:

     I am pleased to announce that the Annual Meeting of Stockholders of LocatePLUS Holdings Corporation will be held on Thursday, May 29, 2003, at 2:00 p.m. (Eastern Daylight Savings Time) at LocatePLUS Holdings Corporation's principal office, 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915.

NO MATTER HOW MANY SHARES YOU HOLD, WE CONSIDER YOUR VOTE IMPORTANT, AND WE ENCOURAGE YOU TO VOTE AS SOON AS POSSIBLE. I urge you to read the enclosed Notice of Annual Meeting and Proxy Statement carefully, and to grant your proxy on each of the matters by completing, signing, dating, and returning the enclosed proxy card in the enclosed envelope. Alternatively, you may grant a proxy by following the telephone or Internet instructions set forth on the face of the proxy card.

Whether or not you grant a proxy, you are invited to attend the annual meeting in person. In addition to addressing the matters set forth in the Notice of the Annual Meeting, we also will report on our 2002 business results and other matters of interest to our stockholders. You will have an opportunity at the meeting to ask questions, make comments and meet representatives from our senior management team. A brief tour of our Beverly, Massachusetts facility will follow.

So that we may provide appropriate accommodations, please let Ms. Paula Pereira know by May 22, 2003 if you plan to attend the annual meeting in person. Ms. Pereira can be reached at (978) 921-2727 x123.


Best  regards,


      /S/  Jon  R.  Latorella
     ------------------------
      Jon  R.  Latorella
      President  and  Chief  Executive  Officer



Beverly,  Massachusetts
May  6,  2003

                         LOCATEPLUS HOLDINGS CORPORATION
                         100 CUMMINGS CENTER, SUITE 235M
                          BEVERLY, MASSACHUSETTS 01915
                                 (978) 921-2727
                        _________________________________




     Notice of the Annual Meeting of Stockholders To Be Held on May 29, 2003


     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of LocatePLUS Holdings Corporation, Inc., a Delaware corporation (the "Corporation"), will be held on Thursday, May 29, 2003 at 2:00 p.m. (Eastern Daylight Savings Time) at LocatePLUS Holdings Corporation's principal office, 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915.
     At  the  Annual  Meeting,  stockholders  will  be  asked  to:

-     elect  the  Board  of  Directors of the Corporation for the upcoming year;
- ratify Carlin, Charron & Rosen, LLP as the Corporation's auditors for the fiscal year ending December 31, 2003; and
-     ratify  the  adoption  of  the  Corporation's  2003  Stock  Plan.

     The stockholders will also consider and act upon any other business that may properly come before the Annual Meeting. At this time, the Board of Directors is not aware of any other matters that will be raised at the Annual Meeting.
No proposal to postpone or adjourn the meeting to solicit additional proxies will be entertained at the Annual Meeting.

By  order  of  the  Board  of  Directors  of  LocatePLUS  Holdings  Corporation,


           /S/  James  C.  Fields
          -----------------------
           James  C.  Fields
           Acting  Chief  Financial  Officer,
           Treasurer  and  Secretary

May  6,  2003

TABLE  OF  CONTENTS


QUESTIONS  AND  ANSWERS  ABOUT  THE  ANNUAL  MEETING...........................1

SPECIAL  NOTE4

INTERESTS  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON..............5

PROXY  ITEM  1:  Election  of  the  Board  of  Directors  of  LocatePLUS
                 Holdings  Corporation........................................11

PROXY  ITEM  2:  Ratification  of  Carlin,  Charron  &  Rosen,  LLP  as
                 the  Company's  auditors  for  the  fiscal  year  ending
                 December  31,  2003..........................................20

PROXY  ITEM  3:  Ratification  of  the  adoption  of  the Company's 2003
                 Stock  Plan..................................................22


INCORPORATIONS  BY  REFERENCE24

APPENDIX  A:  Charter  of  the  Audit  Committee..............................25

APPENDIX  B:  Charter  of  the  Compensation  Committee.......................28

APPENDIX  C:  Report  of  the  Audit  Committee...............................30

APPENDIX  D:  Report  of  the  Compensation  Committee........................31

APPENDIX  E:  2003  Stock  Plan...............................................33

PROXY  CARD...................................................................47

                        LOCATEPLUS HOLDINGS CORPORATION
                              100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
                                 (978) 921-2727

                                PROXY STATEMENT
                                ----------------

     Our Board of Directors is soliciting proxies in the form enclosed with this Proxy Statement, for use at the annual meeting of LocatePLUS Holdings Corporation Stockholders and any adjournments of the annual meeting. The annual meeting will be held at 2:00 p.m. (Eastern Daylight Savings Time) on Thursday, May 29, 2003, at our principal office, 100 Cummings Center, Suite 235M, Beverly, Massachusetts. This proxy statement is dated May 6, 2003 and was first furnished to our stockholders on that date.

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
                 ----------------------------------------------

WHAT  IS  THE  PURPOSE  OF  THE  ANNUAL  MEETING?

     At  the  annual  meeting,  stockholders  will  be  asked  to:

-     elect  the  Board  of  Directors  for  the  upcoming  year;

- ratify Carlin, Charron & Rosen, LLP as our auditors for the fiscal year ending December 31, 2003; and

-     ratify  the  adoption  of  our  2003  Stock  Plan.

Stockholders will also consider and act upon any other business that may properly come before the annual meeting. Currently, we know of no other matters to be presented at the annual meeting.

WHO  IS  ENTITLED  TO  VOTE  AT  THE  ANNUAL  MEETING?

     Only holders of record as of the close of business on April 29, 2003 (which is referred to as the "record date") of LocatePLUS Holdings Corporation Class A Voting Common Stock, $0.01 par value per share, will be entitled to vote at the meeting either in person or by proxy. As of April 29, 2003, 55,650,293 shares of Class A Voting Common Stock were outstanding and were held by 376 holders of record.

I ONLY HOLD SHARES OF CLASS B NON-VOTING COMMON STOCK. DO I HAVE VOTING RIGHTS? CAN I STILL ATTEND THE ANNUAL MEETING?

     Holders of LocatePLUS Holdings Corporation Class B Non-voting Common Stock, $0.01 par value per share, are welcome to attend the annual meeting, but Class B Non-voting Common Shares have no voting rights, and will not be entitled to vote (either in person or by proxy) at the annual meeting.

WHAT VOTING RIGHTS WILL HOLDERS OF CLASS A VOTING COMMON STOCK HAVE AT THE ANNUAL MEETING?

     Holders of Class A Voting Common Stock are entitled to cast one vote for each share of Class A Voting Common Stock held of record by them on each proposal submitted to a vote at the annual meeting.

HOW MANY SHARES MUST BE REPRESENTED AT THE MEETING IN ORDER TO HOLD THE MEETING?

     The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Class A Voting Common Stock entitled to vote at the annual meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for any nominee for director, or which contain one or more abstentions, are counted as present for purposes of determining the presence or absence of a quorum for the annual meeting.

HOW  DO  I  GRANT  A  PROXY?

     You may vote in person or by proxy. You may grant your proxy on each of the matters by completing, signing, dating, and returning the enclosed proxy card in the enclosed envelope. Alternatively, you may grant a proxy by following the telephone or Internet instructions set forth on the face of the proxy card. Granting a proxy does not in any way affect your right to attend the annual meeting and vote in person.

IF  I  GRANT  A  PROXY,  WHO  WILL  VOTE  MY  SHARES?

     If you grant a proxy, your shares will be voted by Mr. James C. Fields. Mr. Fields is the Vice President of Finance, Treasurer and Secretary of LocatePLUS Holdings Corporation, and is also LocatePLUS Holdings Corporation's Acting Chief Financial Officer. Mr. Fields will be available to answer questions about this proxy solicitation. He can be reached at (978) 921-2727 x 124.

CAN I GRANT A PROXY AND THEN ELECT TO INSTEAD ATTEND THE MEETING IN PERSON TO VOTE MY SHARES?

     Even if you grant a proxy, you have the right to revoke that proxy by either (I) filing a later-dated proxy or a written notice of revocation with Mr. Fields at the address set forth above at any time before the original proxy is exercised, or (II) voting in person at the annual meeting.

IF  I  GRANT  A  PROXY  ON  MY  SHARES,  HOW  WILL  MY  SHARES  BE  VOTED?

     All properly executed proxies delivered to us (and not revoked as described above) will be voted at the annual meeting as specified by those proxies. Where a vote has been specified in a proxy with respect to the matters identified in the Notice of the Annual Meeting (e.g., the election of directors or the ratification of our auditors), the shares represented by the proxy will be voted in accordance with those voting specifications.

WHAT  WILL  HAPPEN IF I GRANT A PROXY BUT I DON'T SPECIFY HOW TO VOTE MY SHARES?

     Shares represented by proxy will be voted in favor of each proposal identified on the Notice of the Annual Meeting if no voting instructions are indicated.

AT  THE  ANNUAL  MEETING,  HOW  WILL  VOTES  BE  COUNTED?

     Votes at the annual meeting will be tabulated by one or more independent inspectors of elections appointed by our Board of Directors.

HOW WILL THE COMPANY DETERMINE WHETHER A MATTER HAS BEEN APPROVED BY THE STOCKHOLDERS?

     With regard to the election of directors, the directors will be elected by the vote of a plurality of the shares and only shares that are voted in favor of a particular nominee will be counted toward that nominee's achievement of a plurality. Shares present at the annual meeting that are not voted for a particular nominee and shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee's achievement of a plurality.

     For all other matters being submitted to stockholders at the annual meeting, the affirmative vote of the majority of shares present (in person or represented by proxy) and voting on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for a matter, will have the same effect as votes against that matter.

WHAT WILL HAPPEN IF MATTERS OTHER THAN THOSE SET FORTH IN THE NOTICE OF ANNUAL MEETING ARE RAISED AT THE MEETING?

     If any other matter should be presented at the annual meeting upon which a vote may properly be taken, Mr. Fields will vote shares represented by all proxies received by the Board of Directors in accordance with his judgment.

WHO IS PAYING THE COSTS ASSOCIATED WITH THIS PROXY SOLICITATION? HOW WILL THIS PROXY SOLICITATION BE CONDUCTED?

     LocatePLUS Holdings Corporation is bearing all costs associated with this solicitation (including, but not limited to, legal fees and printing expenses). This solicitation will be made through mailing of this proxy statement and our Annual Report to Stockholders on Form 10-KSB, as amended, to our stockholders as of the record date. Although our employees (specifically, Mr. Fields) may assist in connection with this solicitation, they will not be paid any amount in addition to their normal salaries in connection with solicitation efforts. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes.

WHAT  OTHER  INFORMATION  IS  AVAILABLE  ABOUT  THE  COMPANY?

     An Annual Report to the Stockholders on Form 10-KSB, as amended, containing financial statements for the fiscal year ended December 31, 2002, has been furnished to all stockholders in connection with this proxy solicitation.

WILL I HAVE DISSENTERS' RIGHTS WITH RESPECT TO THE MATTERS BEING PRESENTED TO STOCKHOLDERS FOR APPROVAL?

     Under applicable provisions of the Delaware General Corporation Law, the matters outlined in the Notice of Annual Meeting do not give rise to dissenters' rights or appraisal rights, whether or not stockholders approve of or disapprove of the matters being presented at the annual meeting.

WHAT  IS  A  STOCKHOLDERS'  PROPOSAL?

     A stockholder proposal is a recommendation or requirement that the Company or our Board of Directors take action on a matter that you intend to present at a meeting of stockholders. However, under applicable rules, we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations

IF I WISH TO SUBMIT A STOCKHOLDER PROPOSAL FOR THE ANNUAL MEETING IN 2004, WHAT ACTION MUST I TAKE?

     If you wish us to consider including a nomination for the election of a director or any other stockholder proposal in the proxy statement for the Annual Meeting in 2004, you must submit the proposal, in writing, to our Corporate Secretary. The proposal must meet the requirements established by the Securities and Exchange Commission and set forth in our Bylaws (a copy of which is available upon request). Send your proposal to:

                                    Secretary
                         LocatePLUS Holdings Corporation
                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915

     If you wish to submit a stockholders' proposal for the 2004 Annual Meeting, you may be required to deliver a proxy statement and form of proxy to the holders of at least the percentage of our voting shares required under the Delaware General Corporation Law and our By-laws to approve your proposal, or, in the case of a nomination for election to the Board of Directors, you may be required to deliver a proxy statement and form of proxy to holders of a percentage of our voting shares as reasonably sufficient to elect the nominee (and in either case you will be required to provide those proxy solicitation materials to us). You will be required to submit your proposal no earlier than January 25, 2004 and no later than March 1, 2004.

WHO  ARE  THE  LARGEST  STOCKHOLDERS  OF  LOCATEPLUS  HOLDINGS  CORPORATION?

     As of March 31, 2003, Mr. Jon R. Latorella held 27,500,500 shares of our Class A Voting Common Stock, and was our largest holder of Voting Common Stock. As of the same date, Mr. Gregory Lindae held 4,622,320 shares of Class B Non-voting Common Stock, and was the largest holder of our Class B Non-voting Common Stock.

                                      * * *

                                  SPECIAL NOTE

     If two or more stockholders share an address, we may send a single copy of this Proxy Statement and other soliciting materials, as well as the Annual Report to Stockholders on Form 10-KSB, to the shared address, unless we have received contrary instructions from one or more of the stockholders sharing the address. If a single copy has been sent to multiple stockholders at a shared address, we will deliver a separate proxy card for each stockholder entitled to vote. Additionally, we will send an additional copy of this proxy statement, other soliciting materials and the Annual Report to Stockholders on Form 10-KSB, promptly upon oral or written request to Mr. James Fields by any stockholder.

INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON
     As of the close of business on March 31, 2003, we had 54,850,292 shares of Class A Voting Common Stock and 68,640,726 shares of Class B Non-voting Common Stock issued and outstanding. There were also unexercised options and warrants issued to purchase 23,581,955 shares of Class A Voting Stock and unexercised warrants to purchase 5,097,139 shares of Class B Non-voting Common Stock (including both vested and unvested options).

The table on the following page sets forth certain information known to us with respect to the beneficial ownership of our Class A Voting Common Stock and Class B Non-voting Common Stock as of the close of business on March 31, 2003, by:

-     each  of  our  directors;
-     each  of  our  executive  officers;
- each person known to us to beneficially own more than 5% of either class of our common stock; and
-     all  of  our  directors  and  executive  officers  as  a  group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock underlying options or warrants held by that person that are currently exercisable or will become exercisable within 60 days of March 31, 2003 are deemed outstanding, while such shares are not deemed outstanding for computing percentage ownership of any other person.
To our knowledge, except as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares shown as beneficially owned by such stockholder.
Each of our directors and executive officers can be contacted at 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915.

OWNERSHIP  OF  LOCATEPLUS  HOLDINGS  CORPORATION  SECURITIES




                         CLASS  A  VOTING        CLASS  B  NON-VOTING  COMMON
                           COMMON  STOCK                     STOCK
                    ---------------------------  -----------------------------
                      NUMBER OF                    NUMBER OF
                        SHARES                      SHARES
                     BENEFICIALLY   PERCENTAGE   BENEFICIALLY   PERCENTAGE OF
BENEFICIAL OWNER        OWNED        OF SHARES       OWNED          SHARES
------------------  --------------  -----------  -------------  --------------
DIRECTORS
SONIA P. BEJJANI      2,500,000(1)         4.4%             -               -
THOMAS GARLOCK        1,577,838(2)         2.8%     421,670(3)              *
JOHN P. HOULIHAN        550,000(4)         1.0%   2,395,000(5)            3.5%
ROBERT H. KITE          333,333(6)           *      618,333(7)              *
JON R. LATORELLA     27,690,500(8)        50.3%             -               -
THOMAS E. MURPHY         75,000(9)           *     335,000(10)              *
GERARD SCALLEY                  -            -      35,000(11)              *

OFFICERS
JAMES C. FIELDS        250,000(12)           *              -               -

5% STOCKHOLDERS
GREGORY LINDAE
P.O. Box 9062
Truckee, CA
96162                  700,000(13)         1.3%  6,300,000(14)            9.0%

MANAGEMENT GROUP
All directors and
Executive
Officers
as a group
(7 persons)         32,976,671(15)        55.6%  3,805,003(16)            5.5%


*     Less  than  one  percent  of  outstanding  shares.

(1) Consists of 2,500,000 shares issuable upon the exercise of an immediately exercisable option with an exercise price of $0.20 per share.

(2) Includes (I) 543,118 shares held by the Kenai River Trust, over which Mr. Garlock has voting and dispositional authority; and (II) 1,034,720 shares issuable upon the exercise of immediately exercisable options with a weighted average exercise price of $0.20 per share.

(3) Consists of 421,670 shares issuable upon exercise of immediately exercisable warrants with an exercise price of $0.15 per share (including warrants to purchase 70,000 shares granted pursuant to our Non-employee Directors' Stock Option Policy).

(4) Includes (I) 75,000 shares held by the Houlihan Trust, over which Mr. Houlihan has voting and dispositional authority; and (II) 75,000 shares issuable upon the exercise of immediately exercisable warrants with an exercise price of $0.20 per share.

(5) Includes (I) 425,000 shares held by the Houlihan Trust, over which Mr. Houlihan has voting and dispositional authority; (II) 66,667 shares held by Failte Investments, over which Mr. Houlihan has voting and dispositional authority; and (III) 70,000 shares issuable on the exercise of immediately exercisable warrants with an exercise price of $0.15 per share (granted pursuant to our Non-employee Directors' Stock Option Policy).

(6) Includes 333,333 shares issuable upon the exercise of three-year public warrants issued in our initial public offering, with an exercise price of $0.50 per share owned by KFT LLLP, over which Mr. Kite has voting and dispositional authority.

(7) Includes (I) 250,000 shares issuable upon the exercise of immediately exercisable warrants to with an exercise price of $0.22 per share owned by KFT LLLP, over which Mr. Kite has voting and dispositional authority; (II) 333,333 shares owned by KFT LLLP, over which Mr. Kite has voting and dispositional authority; and (III) 35,000 shares issuable upon the exercise of immediately exercisable options with an exercise price of $0.15 per share (granted pursuant to our Non-employee Directors' Stock Option Policy).

(8) Includes 190,000 shares issuable upon the exercise of an immediately exercisable option with an exercise price of $0.22 per share.

(9) Consists of 75,000 shares issuable upon the exercise of immediately exercisable warrants with an exercise price of $0.22 per share.

(10) Includes 300,000 shares issuable upon the exercise of immediately exercisable warrants with an exercise price of $0.15 per share.

(11) Consists of 35,000 shares issuable upon the exercise of immediately exercisable warrants with an exercise price of $0.15 per share (granted pursuant to our Non-employee Directors' Stock Option Policy).

(12) Consists of the vested portion (125,000 shares) of an option to purchase 500,000 shares with an exercise price of $0.20 per share. The option will be vested in full on June 1, 2005, assuming Mr. Fields is employed by us as of that date.

(13) Includes 564,840 shares issuable upon the exercise of a fully vested stock option with an exercise price of $0.20 per share.

(14) Includes (I) 500,000 shares issuable upon the exercise of immediately exercisable warrants with an exercise price of $0.10 per share, and (II) 1,177,680 shares issuable upon the exercise of immediately exercisable warrants with an exercise price of $0.15 per share.

(15) Includes 4,458,053 shares issuable upon the exercise of convertible securities (i.e., options and warrants).

(16)  Includes  1,111,670  shares  issuable  upon  the  exercise  of  warrants.

                                      * * *

                     RELATIONSHIPS AND CERTAIN TRANSACTIONS

     On June 17, 2002, the Board of Directors adopted our Interested Parties Transaction Policy, pursuant to which the Company will not enter into any agreement, arrangement or understanding with any director, officer, or 5% or greater stockholder of unless (I) the terms of such agreement, arrangement or understanding are consistent with the terms of equivalent agreements or arrangements that the Company could obtain from third parties; and (II) the agreement, arrangement or understanding is fair to the Company.

     Stockholders should take note of the following relationships and transactions before granting a proxy pursuant to this proxy statement.

NOMINEES  FOR  THE  BOARD  OF  DIRECTORS

THOMAS  GARLOCK (a member of our Board of Directors and nominee for re-election)

     In consideration for his service as a member of our Board of Directors and for strategic advisory and shareholder relations services rendered for us, we issued warrants to Mr. Garlock to purchase 386,670 shares of our Class B Non-voting Common Stock, of which warrants to purchase 324,581 were issued in December 2001 and warrants to purchase 62,089 were issued in February 2002. These ten-year warrants have an exercise price of $0.15 per share.

     In consideration for his strategic advisory and shareholder relations services, Mr. Garlock was also issued options under our 1999 Stock Option Plan to purchase an aggregate of 1,034,720 shares of our Class A Voting Stock (with an average exercise price of $0.31), of which options to purchase 836,112 were granted in November 1999, options to purchase 38,067 were granted in June 2001, and options to purchase 160,541 were granted in 2002.

JOHN  HOULIHAN  (a member of our Board of Directors and nominee for re-election)

     On March 7, 2001, we borrowed $15,000 from Mr. Houlihan pursuant to a promissory note providing for an interest rate of 12% per annum. The interest on this loan was paid on April 26, 2001. On that date, the principal on this loan was exchanged for 150,000 shares of our Class B Non-voting Common Stock. In conjunction with this note, we also issued to Mr. Houlihan a warrant to purchase shares of our capital stock. This warrant currently permits Mr. Houlihan to purchase 75,000 shares of our Class A Voting Common Stock for $0.20 per share.

ROBERT  KITE  (a  member  of our Board of Directors and nominee for re-election)

     Mr. Kite purchased 333,333 of our Units in our initial public offering under the terms and conditions of that offering.

     On December 5, 2002, we borrowed $250,000 from Mr. Kite through KFT LLLP, a private equity fund, pursuant to a promissory note providing for an interest rate of 10% per annum payable monthly. In conjunction with this note, we also issued to Mr. Kite a warrant to purchase shares of our capital stock. This warrant currently permits KFT LLLP to purchase 250,000 shares of the Company's Class B Non-Voting Common Stock at $0.22 per share.

JON R. LATORELLA (our President and Chief Executive Officer and Chairman of our Board of Directors and nominee for re-election)

     Mr. Latorella elected to reduce his annual salary to $50,100 in September 2000. On June 17, 2002, the Board of Directors voted to return Mr. Latorella's salary prospectively to its pre-reduction level of $150,000 per annum. However, Mr. Latorella elected to forego that increase and, as a result, his salary remained approximately $50,000 per annum.

     On January 3, 2000, the Board of Directors approved, and we made, a ten year term loan to Mr. Latorella for $275,000, which we refer to as Mr. Latorella's "Incentive Loan." This Incentive Loan was intended to provide a bonus to Mr. Latorella for services rendered in conjunction with the development and launch of our LocatePLUS(TM) product and to deter Mr. Latorella from terminating his employment with us. The loan was evidenced by two promissory notes, pursuant to which interest on the loan was computed at an annual rate equal to the 90-day Treasury Bill Rate. Among other things, the Incentive Loan provided that, if Mr. Latorella was still employed by us as of January 3, 2003, then the obligations and debt evidenced by the notes would be immediately canceled, and we would make a tax equalization payment to Mr. Latorella. As a result, we amortized this loan assuming its cancellation as of January 3, 2003. As Mr. Latorella was employed by us on January 3, 2003, this loan has been forgiven in accordance with its terms, and we anticipate that, in accordance with the loan's terms, we will make a tax equalization payment to Mr. Latorella in 2004 in the amount of approximately $147,427.

     Mr. Latorella and his family are allowed use of two company cars, the value of which is approximately $1,100 per month to Mr. Latorella.

THOMAS  MURPHY  (a member of our Board of Directors and nominee for re-election)

     Mr. Murphy is a Vice President at Oftring & Company, Inc., the underwriter of our initial public offering. In connection certain private offerings prior to our initial public offering, we issued a five year warrant to purchase 300,000 shares of our Class B Non-Voting Common Stock with an exercise price of $0.30 per share. Oftring & Company has also been paid $166,000 in fees and expenses by us during 2002 for services as a placement agent and in connection with the initial public offering.

     Certain of our non-employee directors (Messrs. Garlock, Houlihan, and Kite) also received warrants to purchase shares of our Class B Non-voting Common Stock pursuant to our Non-employee Directors Stock Option Policy, as described below. OTHERS

ROBERT A. GODDARD (our former Chief Financial Officer; Mr. Goddard resigned on March 31, 2003)

     In connection with the cessation of his employment with the Company on March 31, 2003, we entered into a severance agreement with Mr. Goddard. Among other things, that severance agreement provides that he will receive three months' severance and, in exchange for canceling an incentive stock option to purchase 1,000,000 shares of our Class A Voting Common Stock with an exercise price of $0.20 per share, Mr. Goddard was issued an option to purchase 250,000 shares of our Class A Voting Common Stock with an exercise price of $0.15 per share.

     On January 3, 2000, the Board of Directors approved, and we made, a ten year term loan to Mr. Goddard for $125,000, which we refer to as Mr. Goddard's "Incentive Loan." This Incentive Loan was intended to provide a bonus to Mr. Goddard for services rendered in conjunction with the development and launch of our LocatePLUS(TM) product and to deter Mr. Goddard from terminating his employment with us. The loan was evidenced by a promissory note, pursuant to which interest on the loan was computed at an annual rate equal to the 90-day Treasury Bill Rate. Among other things, the Incentive Loan provided that, if Mr. Goddard was still employed by us as of January 3, 2003, then the obligations and debt evidenced by the note would be immediately and without further action by either party canceled, and we would make a tax equalization payment to Mr. Goddard. As a result, the Company amortized this loan assuming its cancellation as of January 3, 2003. As Mr. Goddard was employed by us on January 3, 2003, this loan has been forgiven in accordance with its terms, and we anticipate that, in accordance with the loan's terms, we will make a tax equalization payment to Mr. Goddard in 2004 in the amount of approximately $67,012.

GREGORY B. LINDAE (a former member of our Board of Directors and a holder of more than 5% of our Class B Non-voting Common Stock; Mr. Lindae resigned from the  Board  of  Directors  on  April  12,  2001)

     On January 31, 2002, we issued a ten-year warrant to Mr. Lindae to purchase 1,177,680 shares of our Class B Non-voting Common Stock for $0.15 per share for strategic advisory, investment banking and public relations services rendered by him.

                                      * * *

                              ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)
     Our By-laws provide that the Board of Directors has discretion to increase or decrease the number of Directors (however, the Board of Directors cannot reduce the number of Directors below the number of Directors then in office).

     The Board of Directors has currently fixed the number of Directors at eight. There is one vacancy on the Board of Directors. Pursuant to the By-laws, the Board of Directors has the authority to fill vacancies on the Board of Directors.

     The Board of Directors knows of no reason why any of the Board nominees will be unable to serve their full terms. The Board of Directors may appoint Directors to fill vacancies in the event that one or more Directors leave the Board of Directors or in the event that the size of the Board of Directors is increased.

     The Company's Board of Directors has nominated the following persons for election as Directors of the Company at the annual meeting. All nominees are currently members of the Company's Board of Directors. The nominees and the year they first joined the Board of Directors are (in alphabetical order):

NOMINEES  FOR  THE  BOARD  OF  DIRECTORS

     SONIA P. BEJJANI, 34, co-founded our business in 1991 and has been a member of our Board of Directors and employed by us in various capacities since we commenced our activities. During the five years ending August 1, 2001, Ms. Bejjani was our Vice President - Sales and Customer Service. Since August 1, 2001, Ms. Bejjani has been the President of Worldwide Information, Inc., our wholly-owned subsidiary.

THOMAS GARLOCK, 46, has provided organizational and merger and acquisition consulting services to technology companies in the computer hardware/software and wireless telecommunications industry since 1980. Mr. Garlock has been the principal in a variety of communications license-based ventures that have developed cellular telephone systems in 55 "metropolitan statistical areas" in the United States. He is the co-founder and Chairman of In Sync Interactive Corporation, the nation's largest owner of interactive video data service licenses issued by the Federal Communications Commission. In October 2001, In Sync filed for bankruptcy protection with respect to 29 of its 42 subsidiaries. Mr. Garlock attended Kent State University, the University of California at Los Angeles, and the Otis Parsons School of Design. Mr. Garlock joined our Board of Directors in October 1996, and is currently a member of our Compensation Committee.

JOHN P. HOULIHAN, 57, has been President and owner of Zalkin, Inc., a worldwide exporter of used clothing with offices in Council Bluffs, Iowa and Brownsville, Texas, since 1979. Before that, Mr. Houlihan owned Goodrich Dairy, a chain of 47 retail stores, and Riekes Equipment, a material handling and forklift company. Mr. Houlihan holds a Bachelor of Arts from Creighton University, which he received in 1968, and a Juris Doctorate from Creighton University, which he received in 1971. Mr. Houlihan joined our Board of Directors in January 2001, and he is currently the Chairman of the Compensation Committee of our Board of Directors.

ROBERT H. KITE, 48, has been President of KFC, Inc., the managing entity of KFC, LLLP, a private investment entity, since 1981. Mr. Kite has also served on the Board of National Energy, Inc., a publicly traded energy exploration and exploitation company, since 1987. National Energy, Inc. filed for bankruptcy protection in 1999, and was subsequently reorganized. Mr. Kite is also on the Board of Directors of the FBI Citizens' Academy (Charter Academy) of Phoenix, Arizona, and Child Health

U.S.A. of Scottsdale, Arizona. Mr. Kite holds a Bachelor of Science in Political Science and Psychology, which he received from Southern Methodist University in 1977. Mr. Kite joined our Board of Directors in December 2002, and is currently a member of the Compensation Committee of the Board of Directors.

JON R. LATORELLA, 39, co-founded our business in 1991 and has been our Chief Executive Officer since we commenced our activities. Mr. Latorella is also the Chairman of our Board of Directors. Before founding our business, Mr. Latorella served as a consultant to various local and state law enforcement agencies. Mr. Latorella holds a Bachelor of Science/Bachelor of Arts from the University of Massachusetts, which he received in 1994.

THOMAS E. MURPHY, 44, has been employed by Oftring & Company, Inc., a registered broker-dealer located in Worcester, Massachusetts, since 1989, where he currently holds the title of Senior Vice President. Mr. Murphy holds a Bachelor of Arts in Investments from Babson College, which he received in 1981. Mr. Murphy joined our Board of Directors on March 28, 2003, and he is currently the chairman of the Audit Committee of our Board of Directors.

GERARD SCALLEY, 47, has been employed by the Woburn, Massachusetts Police Department for the past 22 years, where he currently holds the rank of Lieutenant. His current responsibilities include supervision of that department's detective bureau and its Drug Abuse Resistance Education (DARE) program. He has also worked as a crime prevention officer and as commander of the North Eastern Massachusetts Law Enforcement Council Regional Drug Task Force. Mr. Scalley has been affiliated with numerous law enforcement related organizations during his career, including the National Technical Investigator's Association, the Narcotic Enforcement Officer's Association, the National DARE Officer's Association and the Irish American Police Officer's Association. Mr. Scalley also lectures at the University of Massachusetts at Lowell on criminal justice matters. Mr. Scalley received a Bachelor of Arts in Criminal Justice from Salem State College in 1998, and a Master of Arts in Criminal Justice from the University of Massachusetts at Lowell in 2000. Mr. Scalley joined our Board of Directors in June 2002, and is currently a member of our Audit Committee.

OTHER  BOARD  MATTERS

     We regularly monitor developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act, which, among other things, sets forth a number of new corporate governance standards and disclosure requirements. Many of the requirements of the Sarbanes-Oxley Act are subject to final rule-making initiatives by the Securities and Exchange Commission and, therefore, have not yet become effective. When effective, many of the requirements may be subject to lengthy transitional provisions. In anticipation of the final effectiveness of these requirements, the Board and its Committees have initiated actions to pre-comply with many of the proposed rules. These actions include adopting an amended Audit Committee Charter, which reflects changes required under the Sarbanes-Oxley Act and adopting a Code of Ethics for our senior management.

     We will continue to monitor the progress of pending corporate governance legislation and related rule-making initiatives and will continue to evaluate Board duties and responsibilities with the intention of maintaining full compliance. For instance, we will monitor the rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. with the goal of ensuring that a majority of our Board remains composed of "independent" directors.

The Board of Directors met four times during 2002. Each of the directors attended at least 75% of the aggregate of (I) the total number of Board of Directors (held during the period for which he or she has been a director); and
(II) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the period in which he or she served).

The Board of Directors has established two committees: the Audit Committee and the Compensation Committee. The Board of Directors has not established a standing nominating committee.

     AUDIT  COMMITTEE

     Pursuant to its written charter, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of our independent auditors, reviews the scope of the audit services provided by our independent accountants, and reviews our accounting practices and internal accounting controls. Currently, the members of the Audit Committee are Messrs. Murphy and Scalley. We believe that all of the members of the Audit Committee are "independent" as defined by currently applicable National Association of Securities Dealers, Inc. regulations. Mr. Murphy serves as the Chairman of the Audit Committee. Our Board has determined that Mr. Murphy is an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission. The Audit Committee's charter is attached as Appendix A to this Proxy Statement. The report of the Audit Committee is attached as Appendix C to this Proxy Statement. The Audit Committee held one meeting in 2002.

There is one vacancy on the Audit Committee. The Board of Directors is attempting to identity appropriate nominees for the Board of Directors who would be willing to serve on the Company's Board of Directors and who would be deemed "independent" in accordance with applicable regulations to fill that vacancy.

     COMPENSATION  COMMITTEE

     Pursuant to its written charter, the Compensation Committee of the Board of Directors reviews and recommends to the Board of Directors the salaries, benefits and stock option grants of key employees, consultants, directors and other individuals compensated by us. The Compensation Committee also administers our 1999 Stock Option Plan and other employee benefits plans that we may adopt from time to time (including the 2003 Stock Plan which is being presented to the stockholders for approval at the annual meeting). Currently, the members of the Compensation Committee are Messrs. Garlock, Houlihan, and Kite. Mr. Houlihan serves as the Chairman of the Compensation Committee. The Compensation Committee's charter is attached as Appendix B to this Proxy Statement. The report of the Compensation Committee, as approved by Messrs. Houlihan, Garlock, and Kite is attached as Appendix D to this Proxy Statement. The Compensation Committee held one meeting in 2002.

COMMITTEE  REPORTS

     Notwithstanding anything to the contrary, the following report of the Compensation Committee and the report of the Audit Committee under the section entitled "Audit Committee Report" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

     The report of the Audit Committee is attached as Appendix C to this Proxy Statement. The report of the Compensation Committee is attached as Appendix D to this Proxy Statement.

EXECUTIVE  COMPENSATION
     The following table sets forth, for 2002, 2001 and 2000, certain compensation paid by us, including salary, bonuses and certain other compensation, to our Chief Executive Officer and all other executive officers whose annual compensation for the years ended December 31, 2002, 2001 and 2000 exceeded $100,000.





                                                        SECURITIES
                                                        UNDERLYING     ALL OTHER
NAME AND                          SALARY      BONUS       OPTIONS    COMPENSATION
PRINCIPAL POSITION        YEAR     ($)         ($)          (#)           ($)
------------------------  ----  ----------  ----------  -----------  -------------

JON R. LATORELLA          2002   50,100(1)          -             -      13,200(3)
President and             2001   48,850(1)          -             -      13,200(3)
Chief Executive Officer   2000  127,462(1)  275,000(2)            -      13,200(3)

ROBERT A. GODDARD(4)      2002    123,658           -             -       8,079(5)
Former Chief Financial    2001    123,802           -             -       8,079(5)
Officer, Treasurer and    2000    125,000   125,000(2)            -       6,384(5)
Secretary

JAMES C. FIELDS(6)        2002    104,160           -             -             -
Acting Chief Financial    2001     86,673           -       500,000             -
Officer, Treasurer and    2000          -           -             -             -
Secretary


(1) Mr. Latorella elected to reduce his annual salary to $50,100 in September of 2000. On June 17, 2002, the Board of Directors voted to return Mr. Latorella's salary to his pre-reduction salary of $150,000 per annum. Notwithstanding the Board's vote, Mr. Latorella decided to forego the increase and, as a result, his salary was not restored to the pre-reduced level in 2002.

(2) On January 3, 2000, the Board of Directors approved, and we made, a term loan to Mr. Latorella in the amount of $275,000, and a loan to Mr. Goddard in the amount of $125,000. The loans included certain cancellation features if Mr. Latorella and Mr. Goddard, as applicable, remained employed by us through January 3, 2003. The loans were intended to deter Messrs. Latorella and Goddard from terminating their services for us as well as to provide executive compensation. As both Messrs. Latorella and Goddard remained employed with us as of January 3, 2003, these loans have been forgiven in accordance with the loans' terms, and, also in accordance with these loans' terms, certain tax equalization payments are anticipated to be made Messrs. Latorella and Goddard in 2004 (which we anticipate will not exceed $214,439 in the aggregate).

(3) Mr. Latorella and his family are allowed use of two company cars, the value of which is approximately $1,100 per month to Mr. Latorella.

(4) Mr. Goddard ceased employment with us on March 31, 2003. As part of a severance arrangement that we entered into with Mr. Goddard, an incentive stock option to purchase 1,000,000 shares of Class A Voting Common Stock owned by Mr. Goddard was cancelled and, in lieu of that option, Mr. Goddard was issued a fully vested non-qualified stock option to purchase 250,000 shares with an exercise price of $0.15 per share.

(5) Mr. Goddard received a monthly automobile allowance of $523 and a fuel allowance as part of his compensation; he will continue to do so until the end of his severance period (June 30, 2003).

(6) Mr. Fields commenced his employment with us in 2001. Mr. Fields became an executive officer with the Company on March 31, 2003.

None of Neither Mr. Latorella nor, Mr. Goddard, or Mr. Fields was granted options or issued shares in 2002. None of Mr. Latorella, Mr. Goddard or Mr. Fields exercised any option held by him in 2002

The table below outlines the value, as of December 31, 2002, of options granted to Messrs. Latorella and, Goddard, and Fields in prior years that remain exercisable.





                      AGGREGATED FISCAL YEAR END OPTION VALUES


                            NUMBER OF SECURITIES
                           UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-THE-
                          OPTIONS AT DECEMBER 31,      MONEY OPTIONS AT DECEMBER
                                    2002                        31, 2002
                                    (#)                           ($)
NAME                     EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(1)
-----------------------  --------------------------  ------------------------------

JON R. LATORELLA                     190,000 / 0(2)  $                   11,400 / 0
President and
Chief Executive
Officer

ROBERT A. GODDARD(3)            1,000,000 / 0(2)(3)  $                   80,000 / 0
Former Chief Financial
Officer
Treasurer and
Secretary

JAMES C. FIELDS                250,000 / 250,000(4)  $              20,000 / 20,000
Acting Chief Financial
Officer
Treasurer and
Secretary



(1)     Based  on  the  closing  price  ($0.28  per share) of our Class A Voting
Common Stock as quoted on the Over the Counter Bulletin Board. This amount reflects inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

(2) Consists of options to purchase shares of Class A Voting Common Stock with an exercise price of $0.22 per share (in the case of Mr. Latorella) and $0.20 per share (in the case of Mr. Goddard).

(3) Mr. Goddard ceased his employment with us on March 31, 2003. On March 31, 2003, and in connection with a severance agreement that we entered into with Mr. Goddard, incentive stock option to purchase 1,000,000 shares of Class A Voting Common Stock owned by Mr. Goddard was cancelled and, in lieu of that option, Mr. Goddard was issued a fully vested non-qualified stock option to purchase 250,000 shares with an exercise price of $0.15 per share.

(4) Consists of options to purchase 500,000 shares of Class A Voting Common Stock with an exercise price of $0.20.

1999  STOCK  OPTION  PLAN

     On November 16, 1999, our Board of Directors ratified and adopted an Incentive and Non-Qualified Stock Option Plan, which we refer to as the "1999 Stock Option Plan". The 1999 Stock Option Plan set aside 15,000,000 shares of our Class A Voting Common Stock (then referred to as our "Common Stock") for issuance pursuant to the exercise of incentive and non-qualified stock options to be awarded to our employees, officers and directors at the recommendation of the equity compensation plan's administrator and subject to the approval of our Board of Directors. We strongly believe in the concept of each employee having some form of equity participation as an incentive toward excellence in individual performance and our further success.

     In June 2000, our 1999 Stock Option Plan was amended and restated to provide greater flexibility to the equity compensation plan's administrator in the granting of various forms of equity compensation. As March 31, 2003, 7,810,000 incentive stock options and 2,902,716 non-qualified stock options were outstanding under the equity compensation plan. The weighted average exercise price of all options granted under the equity compensation plan was $0.20 per share as of March 31, 2003. As of March 31, 2003, one option to purchase 5,000 shares of Class A Voting Common Stock had been exercised. The 1999 Stock Option Plan is administered by the Compensation Committee of the Board of Directors.

There is one vacancy on the Audit Committee. The Board of Directors is attempting to identity appropriate nominees for the Board of Directors who would be willing to serve on the Company's Board of Directors and who would be deemed "independent" in accordance with applicable regulations to fill that vacancy.

PLANS  NOT  APPROVED  BY  SECURITY  HOLDERS

     From time to time, we have issued options or warrants to employees and non-employees (such as directors, consultants, advisors, vendors, customers, suppliers and lenders) in exchange for services or other consideration provided to us. These issuances have not been made pursuant to a formal policy or plan, but instead are issued with such terms and conditions as may be determined by our Board of Directors from time to time. Generally, our stockholders have not approved or disapproved these issuances.

The following table reflects equity compensation granted or issued by us as of the March 31, 2003, to employees and non-employees (such as directors, consultants, advisors, vendors, customers, suppliers and lenders) in exchange for consideration in the form of goods or services.






                                                              NUMBER OF
                        NUMBER OF                             SECURITIES
                    SECURITIES TO BE                          REMAINING
                       ISSUED UPON      WEIGHTED-AVERAGE    AVAILABLE FOR
                       EXERCISE OF     EXERCISE PRICE OF   FUTURE ISSUANCE
                       OUTSTANDING        OUTSTANDING        UNDER EQUITY
                    OPTIONS, WARRANTS  OPTIONS, WARRANTS     COMPENSATION
                       AND RIGHTS          AND RIGHTS          PLANS(1)
                    -----------------  ------------------  ----------------
EQUITY
COMPENSATION PLANS
APPROVED BY
SECURITY HOLDERS:
Class A Voting
Common Stock               10,712,716  $             0.20         4,282,284
Class B Non-
voting Common
Stock                               0                   -                 -
------------------  -----------------  ------------------  ----------------

EQUITY
COMPENSATION PLANS
NOT APPROVED BY
SECURITY HOLDERS:
Class A Voting
Common Stock                  869,239  $             0.41  N/A
Class B Non-
voting Common
Stock                       4,897,139  $             0.15  N/A
------------------  -----------------  ------------------  ----------------

TOTAL:
Class A Voting
Common Stock               11,581,955  $             0.21  N/A
Class B Non-
voting Common
Stock                       4,897,139  $             0.15  N/A
------------------  -----------------  ------------------  ----------------





(1) Excludes securities reflected in column titled "Number of securities to be issued upon exercise of outstanding options, warrants and rights".

401(K)  PLAN

     We sponsor a defined contribution plan under the provisions of Section 401(k) of the Internal Revenue Code, which covers substantially all of our employees. We may make discretionary matching contributions up to 1% of annual employee contributions. Employees are eligible to participate in the 401(k) Plan after one year of service. Our matching contributions vest ratably over a five-year period. We pay the administrative expenses of this plan.

NON-EMPLOYEE  DIRECTORS  STOCK  OPTION  POLICY

          On February 1, 2002, we adopted a Non-employee Director Stock Option Policy. Under the Non-employee Director Stock Option Policy, we will make annual grants (beginning on the date of adoption of the policy or the first day that a director is elected to our Board of Directors, if later) to our non-employee directors of warrants to purchase 35,000 shares of our Class B Non-voting Common Stock as compensation for service on our Board of Directors (and any committees). These grants are made in lieu of any other compensation to our non-employee directors. Each of these warrants will be immediately exercisable and will have an exercise price that is equal to the fair market value of our Class B Non-voting Common Stock as of the date of grant. No separate compensation is provided to directors for service on either of our two committees.

     We reimburse our directors for out-of-pocket costs associated with their activities on the Board of Directors.

          Directors who are also employees of LocatePLUS Holdings Corporation or any of its subsidiaries (currently, Mr. Latorella and Ms. Bejjani) are not paid any compensation for their service as directors. Mr. Murphy, a director who is otherwise entitled to participate in the Non-employee Directors Stock Option Policy, has waived his right to compensation (but not reimbursement of expenses incurred) in 2003.

     Pursuant  to  the  Non-employee  Directors  Stock  Option  Policy:

- On February 1, 2002, Messrs. Garlock and Houlihan were each issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.15 per share.

- On August 27, 2002, Dr. Richard B. Yules, a former member of our Board of Directors, was issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.22 per share.

- On August 27, 2002, Mr. Scalley was issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.22 per share.

- On March 28, 2003, Messrs. Garlock, Houlihan, and Kite were each issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.15 per share.

SECTION  16(A)  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required to furnish us with copies of all forms they file pursuant to Section 16(a). With certain limited exceptions, notices are generally required to be filed by no later than the close of business on the second business day from the date of the transaction giving rise to the filing obligation.

     In connection with his appointment to the Board of Directors, a report of Mr. Kites' ownership of the Company's securities (on Form 3) was not filed in a timely manner. This form was subsequently amended to correct a scrivener's error that omitted certain shares and warrants in the "as filed" version of the Form 3.

     Except as set forth in the proceeding paragraph, and based solely on review of the copies of such reports furnished to us and written representations from reporting persons that no other reports were required, to our knowledge, all such persons complied with all of the Section 16(a) filing requirements applicable to them in 2002.

     Subsequent to December 31, 2002, the Company is aware of two failures to promptly file reports of ownership as required by Section 16(a) of the Securities Exchange Act of 1934.

- In connection with his appointment to the Board of Directors, a report of Mr. Murphy's ownership of the Company's securities (on Form 3) was not filed in a timely manner
- In connection with his appointment as the Company's Acting Chief Financial Officer and Vice President of Finance, a report of Mr. Field's ownership of the Company's securities (on Form 3) was not filed in a timely manner.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF ELECTION OF THE NOMINEES AS DIRECTORS OF LOCATEPLUS HOLDINGS CORPORATION.


                                      * * *

                    PROPOSAL TO RATIFY SELECTION OF AUDITORS
                                 (PROXY ITEM 2)

     The Board of Directors has selected the firm of Carlin, Charron & Rosen, LLP to serve as independent auditors for the fiscal year ending December 31, 2003. Carlin, Charron & Rosen, LLP has served as LocatePLUS.com's auditors for the year ending December 31, 2002. Representatives of Carlin, Charron & Rosen,
LLP  are  not  expected  to  be  in  attendance  at  the  Meeting.

     Effective January 8, 2003, our audit committee dismissed our former accountants, PricewaterhouseCoopers LLP ("PwC") as our independent accountants for the year ending December 31, 2002.

     The report of PwC on our financial statements for the fiscal year ended December 31, 2001 was modified to express substantial doubt regarding our ability to continue as a going concern. Except as described in the prior sentence, the reports of PwC on our financial statements did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In addition, during our two most recent fiscal years and through January 8, 2003, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject of that disagreement in its reports on our financial statements for those fiscal periods. During the year ended December 31, 2002 and the subsequent interim period preceding PwC's dismissal no event occurred that is required to be disclosed pursuant to 304(a)(1)(iv) of
Item  304  of  regulation  S-B.

     A letter from PwC with respect to this matter was filed with the Securities and Exchange Commission on Form 8-K on January 24, 2003.

     On January 8, 2003, the Company's Audit committee of the Board of Directors engaged Carlin, Charron & Rosen, LLP, a member of the Securities and Exchange Commission practice section of the AICPA, as our new independent accountants. During the two most recent fiscal years and the interim period preceding the engagement of Carlin, Charron & Rosen, LLP, we had not consulted with Carlin, Charron & Rosen, LLP regarding either: (I) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on our financial statements; and no written report or oral advice was provided to us by Carlin Charron & Rosen, LLP that it concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (II) any matter that was either the subject of a "disagreement" or a reportable event, as those terms are used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to
Item  304  of  Regulation  S-B.

     Carlin Charron & Rosen, LLP's office is located at 446 Main Street, Worcester, Massachusetts 01608-2359.

AUDIT  FEES

     In 2002, we paid PwC $67,500 for professional services rendered for the review of our 2001 financial statements and the review of our financial statements set forth in our quarterly reports on Form 10-QSB.

PROFESSIONAL  FEES

     In 2002, we paid Carlin, Charron & Rosen, LLP $59,560 for professional services rendered for the review of our 2002 financial statements. From January 1, 2003 to the date of this Proxy Statement, we have not incurred expenses associated with professional services provided by Carlin, Charron & Rosen, LLP.

ALL  OTHER  FEES

     We  have  paid  no  other  fees  to  Carlin,  Charron  &  Rosen,  LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS RATIFICATION OF CARLIN, CHARRON & ROSEN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                                      * * *

                       PROPOSAL TO RATIFY 2003 STOCK PLAN
                                 (PROXY ITEM 3)

OVERVIEW  OF  THE  2003  STOCK  PLAN

     On March 28, 2003, the Board of Directors adopted the 2003 Stock Plan, an equity compensation plan which (subject to stockholder approval) will allow us to grant awards of incentive and non-qualified (also referred to as "non-statutory") stock options, rights to acquire stock subject to forfeiture (i.e., restricted stock), and shares of stock not subject to forfeiture (i.e., stock bonuses) to our employees and consultants in consideration for services rendered for us.

     By means of the 2003 Stock Plan, we seek to retain the services of eligible recipients and to provide incentives for eligible recipients to exert efforts for our success, with the goal of maximizing shareholder value. A majority of votes cast in person or by proxy at the annual meeting is required for approval of the 2003 Stock Plan. In the event that the 2003 Stock Plan is not approved by the stockholders, the plan will be cancelled and any awards made pursuant to the plan will be terminated. The following is a general summary of the plan, which is qualified in its entirety by reference to the 2003 Stock Plan, a copy of which is attached as Appendix E to this Proxy Statement.


     In the event that the 2003 Stock Plan is approved by our stockholders, we anticipate that we will promptly file a registration statement on Form S-8 with respect to the shares available for issuance under that plan.

     A total of 25,000,000 shares of Class A Voting Common Stock, and 25,000,000 shares of Class B Non-voting Common Stock, are available under the 2003 Stock Plan. If there is a change of the number or kind of shares issuable under the 2003 Stock Plan as a result of declaration of stock dividend, stock split, combination, exchange, merger, consolidation, reclassification or any similar extraordinary event affecting either class of our Common Stock, an adjustment will be made in the maximum aggregate number of shares that will be subject to the 2003 Stock Plan, as well as in the number of shares subject to outstanding options and the exercise price of options granted under the 2003 Stock Plan.

     The Compensation Committee of the Board of Directors is authorized to determine the employees, officers, directors and consultants to whom awards will be granted and the number of shares subject to each award. The Compensation Committee also interprets the 2003 Stock Plan and the awards granted under that plan and is authorized to adopt, amend or rescind the rules and regulations and make all other determinations necessary or advisable for the administration of the 2003 Stock Plan. As of April 23, 2003, no awards had been issued under the 2003 Stock Plan. The Board may amend the 2003 Stock Plan at any time, although certain amendments would require stockholder approval, the approval of award recipients, or both.

     Among other things, the Compensation Committee of the Board of Directors has the discretion to determine the extent to which an option may be exercised in part and the extent to which any part may or may not be exercised prior to expiration of specified periods of time after the grant. However, no option will be exercisable to any extent after the expiration of ten years (five years in the case of an incentive stock option granted to a greater than 10% stockholder). The exercise price of incentive stock options granted under the 2003 Stock Plan must be at least equal to the fair market value of our Common Stock on the date of grant. The exercise price of incentive stock options granted to an option recipient who is a 10% or greater stockholder must equal at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price of non-qualified stock options must be at least 85% of the fair market value of our Common Stock on the date of grant.

     The number of options or shares, if any, that will be granted to executive officers and other employees under the 2003 Stock Plan cannot currently be determined, since any such grants are subject to the discretion of the Compensation Committee.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  AWARDS

     The discussion of federal income tax consequences that follows is based on an analysis of the Internal Revenue Code as currently in effect, existing law, judicial decisions and administrative regulations and rulings, all of which are subject to change.

     Incentive  Stock  Options

     The Internal Revenue Code prevents the taxation of incentive stock options as income to the recipient at the time that the incentive stock option is granted and at the time the recipient exercises his or her option and purchases stock, if certain holding period and other requirements are met. The Internal Revenue Code also prevents a deduction to the Company at those times. When an option recipient sells the shares received upon exercise of the option, the gain, if any, will be taxed at capital gains rates, if certain holding periods and other conditions are met.

     Non-qualified  Stock  Options

     No taxable income will be realized by the recipient of a non-qualified stock option at the time the option is granted. Generally, (A) at exercise, ordinary income is realized by the holder of a non-qualified stock option in an amount equal to the difference between the exercise price and the fair market value of the subject shares of Common Stock on the date of exercise, and we receive a tax deduction for the same amount, subject to applicable withholding requirements and subject to certain limits on the deductibility of compensation (including the limits set forth in Section 162(m) of the Internal Revenue Code); and (B) at disposition, appreciation or depreciation after the date of exercise is treated as either capital gain or loss.

     Restricted  Stock  and  Stock  Bonuses

     The value of stock issued to participants under the 2003 Stock Plan will be taxable as ordinary income to recipients. In the case of restricted stock (i.e., stock subject to a "substantial risk of forfeiture"), however, the award will be taxable only when the stock ceases to be subject to the risk of forfeiture. (Under certain conditions, recipients of restricted stock may make an election to include the value of the restricted stock award in income without regard to the forfeiture provisions of the award, in which case the award recipient will not be entitled to a deduction in the event that all or any portion of the restricted stock is forfeited in accordance with the award's terms.) We will be generally entitled to make an offsetting deduction of the same amount, subject to applicable withholding requirements and certain limits on the deductibility of compensation (including the limits set forth in Section 162(m) of the Internal Revenue Code).

     There have been no awards issued as of the April 30 awards under the 2003 Stock Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF 2003 STOCK PLAN.

                           INCORPORATIONS BY REFERENCE

     Our financial statements and management's discussion and analysis and results of operations set forth in our Form 10-KSB for the period ended December 31, 2003, and as filed with the Securities and Exchange Commission on March 31, 2003, and amended on April 30, 2003, are incorporated herein by reference.

     The Charter of the Audit Committee is attached as Exhibit A to this Proxy Statement. The Charter of the Compensation Committee is attached as Exhibit B to this Proxy Statement. The report of the Audit Committee is attached as Exhibit C to this Proxy Statement. The report of the Compensation Committee is attached as Exhibit D to this Proxy Statement. A copy of the 2003 Stock Plan is attached as Exhibit E to this Proxy Statement.

     Copies of each of these documents, and the Company's Form 10-KSB for the period ended December 31, 2003, and as filed with the Securities and Exchange Commission on March 31, 2003, and amended on April 30, 2003, may be inspected without charge at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part of these documents may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee. Information regarding the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains a web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. The Company will also make copies of these documents available upon written request to the Company's headquarters.
By  order  of  the  Board  of  Directors  of  LocatePLUS  Holdings  Corporation,

      /S/  James  C.  Fields
     -----------------------
          James  C.  Fields
     Acting  Chief  Financial  Officer,
Treasurer  and  Secretary

April  30,  2003

                                                                      Appendix A

                             AUDIT COMMITTEE CHARTER

In accordance with the provisions of the Sarbanes-Oxley Act of 2002, the Audit Committee (the "Committee") of the Board of Directors (the "Board") of LocatePLUS Holdings Corporation (the "Company") will have the following responsibilities and duties.

COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board. The Committee shall be comprised of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. At a minimum, all such members will be deemed "independent" under the rules of the NASDAQ Stock Market. The members of the Committee will be elected annually at the organizational meeting of the Board. One of the members of the Committee will be elected Committee Chairman by the Board.

RESPONSIBILITY

The Committee is a part of the Board. The Committee will be directly responsible for the appointment, compensation and oversight of the work of the independent accountants, and the independent accountants will report directly to the Audit Committee.

The Committee's oversight authority will include oversight and review of: (I) the annual financial information to be provided to stockholders and filed with the Securities and Exchange Commission (the "SEC"); (II) the system of internal controls that management has established; and (III) the Company's external audit process. The Committee should have a clear understanding with the independent accountants that they must maintain an open relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters (at the expense of the Company) and all employees of the Company will be directed to cooperate with the Committee and any external professionals retained by them.

MEETINGS

The Committee is to meet four times annually and as many additional times as the Committee deems necessary. The Committee is to meet in separate executive sessions with the Chief Financial Officer of the Company and the independent accountants (and may meet separately with the independent accountants if the Committee so chooses) at least once a year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chairman may request that members of management and representatives of the independent accountants be present at Committee meetings.

SPECIFIC  DUTIES

In  addition  to  the  foregoing,  the  Committee  will:

1. review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval;

2. establish "whistleblower" procedures for matters relating to the Company's finances and financial reporting;

3. review with the Company's management and independent accountants the Company's accounting and financial reporting controls and obtain annually from the independent accountants their view as to the adequacy of such controls;

4. review annual and quarterly management reports on deficiencies in internal accounting controls and fraud;

5.     review  the  independent  auditor's  report  on  accounting  judgments;

6. report to the Board of Directors on the independent auditor's internal policies;

7. review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements (including the use of estimates);

8. review the scope and general extent of the independent accountants' annual audit (the independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures);

9. review annually with management the fee arrangement with the independent accountants;

10. enquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and the Sarbanes-Oxley Act of 2002;

11. have a predetermined arrangement with the independent accountants that they will advise the Committee, through its Chairman, and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification, as required under Standards for Communication with Audit Committees, is to be made prior to the related press release or, if not practicable, prior to the Form 10-QSB filing;

12. at the completion of the annual audit, review with management the following:

- the annual financial statements and related footnotes and financial information to be included in the Company's annual report to stockholders on Form 10-KSB;
- results of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application; and
- significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit;

13. enquire about the cooperation received by in the independent accountants during their audit, including their access to all requested records, data and information;

14. review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements;

15. discuss with the independent accountants the quality of the Company's financial and accounting personnel and elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs;

16. generally as part of the review of the annual financial statements, have access and receive oral reports, if desired, from the Company's counsel concerning legal and regulatory matters that may have a material impact on the financial statements;

17. consider such other matters in relation to the financial affairs of the Company, and in relation to the external audit of the Company as the Committee may, in its discretion, determine to be advisable.

Dated:  May  1,  2002,  as  amended  September  1,  2002.

                                                                      Appendix B
     COMPENSATION  COMMITTEE  CHARTER
     --------------------------------

     The Board of Directors shall appoint annually the Compensation Committee (the "Committee"). The Committee shall have the responsibility and authority as described below. Members of the Committee shall serve at the will of the Board of Directors.

COMPOSITION

The  Committee shall be comprised of not less than three non-employee directors.

RESPONSIBILITY  AND  FUNCTIONS

The  responsibilities  and  functions  of  the  Committee  shall  be  to:

1. Make recommendations to the Board of Directors concerning executive management organization matters generally.

2. In the area of compensation and benefits, make recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the President on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers.

3. Make recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits (whether in the form of a pension, deferred compensation or otherwise) after termination of regular employment of such officer.

4. Make recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans.

5. Administer the Company's formal incentive compensation programs, whether now existing or created after this date.

6. Retain and terminate the Chief Executive Officer of the Company and determine his or her equity and cash compensation and perquisites.

     The Committee shall also perform such additional duties and have such additional responsibilities and functions as the Board of Directors may from time to time determine.

MEETINGS;  REVIEW  PROCEDURES

The Committee shall hold at least one meeting each year and others as determined by the Committee or its chairperson.

The Committee shall review and evaluate on at least an annual basis the performance of the President and each of the other executive officers of the Company and report to the Board of Directors concerning the results of its evaluation.

The Committee shall at least annually review and evaluate the compensation of and benefits provided to executive officers and report to the Board of Directors concerning the results of its evaluation.

The Committee shall periodically review management succession plans generally as well as management succession plans applicable to emergency situations.

     The Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters and all employees of the Company will be directed to cooperate with the Committee and any external professionals retained by them.

The Committee shall monitor the Company's executive development programs and consult with the President regarding candidates for senior executive positions.

     A report of all Committee meetings will be made to the Board of Directors at the following meeting of the Board of Directors. The report of the Committee regarding its evaluation of the performance and/or compensation of the executive officers who are current employees of the Company and serve as members of the Board of Directors will be made in executive session and executive officers who are current employees of the Company and serve as members of the Board of Directors shall not be present during the report of the Committee.

     Adopted  as  of  May  1,  2002

                                                                      Appendix C
                           2002 AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board. In addition, the Audit Committee recommends to the Board, subject to stockholder ratification, the selection of the Company's independent public accountants.

     Management is responsible for the Company's internal controls and the financial reporting process, including its system of internal controls, and for preparing the Company's financial statements in accordance with accounting principles generally accepted in the U.S. The Company's independent public accountants are responsible for auditing those financial statements and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent public accountants, both separately and together. Management has represented to the Audit Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent public accountants. The Audit Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

In addition, the Audit Committee has discussed with the independent public accountants their independence from the Company and its management, including the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Finally, the Audit Committee has discussed with the Company's independent public accountants the overall scope and plans for their audits, the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In its oversight function, the Audit Committee relies on the representations of management and the independent public accountants and thus does not have an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures, that the Company's financial statements are presented in accordance with accounting principles generally accepted in the U.S., that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the U.S. or that the independent public accountants are in fact "independent."

     Based upon the Audit Committee's discussions with management and the independent public accountants and the Audit Committee's review of the representations of management and the report of the independent public accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the SEC.
     April  23,  2003

                         The  Audit  Committee  of  the  Board  of  Directors:

Thomas  Murphy,  Chairman
Gerard  Scalley

                                                                      Appendix D

             COMPENSATION COMMITTEE REPORT ON EMPLOYEE COMPENSATION

     The Compensation Committee of the Board of Directors is currently comprised of three directors. As members of the Compensation Committee, it is our responsibility to determine the most effective total executive compensation strategy based on the Company's business and consistent with stockholders' interests. The Compensation Committee's principal responsibilities include reviewing the Company's overall compensation practices, recommending compensation for key employees, making recommendations to the Board of Directors with respect to major compensation and benefit programs and administering the Company's 1999 Stock Option Plan and other incentive plans.

The Compensation Committee's compensation packages for our key employees are designed to retain and attract top quality employees and to encourage them to contribute to the achievement of the Company's business objectives. In addition, the Compensation Committee attempts to establish compensation packages that are comparable to the packages received by equivalent employees of similar companies.

In compensating its key employees, the Company relies on a combination of salary and incentives designed to encourage efforts to achieve both the Company's short-term and long-term goals. The compensation structure attempts to reward both individual contributions as well as overall Company performance. Traditional measures of corporate performance, such as earnings per share or sales growth, are less applicable to the performance of relatively early stage information provider companies such as LocatePLUS Holdings Corporation than to mature information provider companies or companies in other industries. As a result, in making executive compensation decisions, the Compensation Committee evaluates other indications of performance, such as achieving milestones in the development and commercialization of the Company's products and raising and managing the capital needed for its operations. The Compensation Committee also reviews and considers input and recommendations from the Company's Chief Executive Officer concerning executive compensation.

The basic components of the Company's compensation packages for key employees include the following:

-     base  salary
-     bonuses
-     stock  options  and  other  equity  awards

     Each employee's compensation package contains a mix of these components and is intended to provide a level of compensation competitive in the industry.

Increases in base salary for 2002 were determined based on both individual and Company performance. The Compensation Committee considered the following factors, among others, in determining the salaries for key employees during 2002: progress in product development and commercialization of the Company's products and any special expertise or contributions of a particular employee.

Bonuses are awarded by the Compensation Committee based upon its evaluation, in conjunction with the recommendations of the Company's Chief Executive Officer, of the performance of each employee and the achievement of the Company's and the employee's goals during the year.

The granting of stock options and other equity-based awards aligns the long-term interests of each key employee with the interests of our stockholders and provides long-term incentives for the individual employee to remain with us. Grants are generally made to all employees on their date of hire based on salary level and position. All employees are eligible for subsequent discretionary grants, which are generally made on an annual basis and are based on either individual or corporate performance or a combination of the two.


                         The  Compensation  Committee of the Board of Directors:

                         John  Houlihan,  Chairman
                         Thomas  Garlock
                         Robert  Kite



April  23,  2003

                                                                       Exhibit E

                         LOCATEPLUS HOLDINGS CORPORATION
                                 2003 STOCK PLAN

                     ADOPTED: EFFECTIVE AS OF MARCH 28, 2003
                        TERMINATION DATE:  MARCH 27, 2013
SECTION  1.     GENERAL.
                -------
(A) PURPOSE OF THE PLAN. LocatePLUS Holdings Corporation (the "Company"), by means of the Plan, seeks to retain the services of eligible recipients and to provide incentives for eligible recipients to exert efforts for the success of the Company and its Affiliates.

(B)     ELIGIBLE  STOCK AWARD RECIPIENTS.  The persons eligible to receive Stock
Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(C) AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which Participants may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of the following Stock
Awards: (I) Incentive Stock Options, (II) Nonstatutory Stock Options, (III) stock bonuses, and (IV) rights to acquire restricted stock.

(D) DEFINITIONS. Capitalized terms not defined elsewhere in this Agreement are defined in Section 15 of the Plan.

SECTION  2.     ADMINISTRATION.
                --------------

(A) ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 2(c).

(B) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
to determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; whether shares of Common Stock acquired pursuant to a Stock Award shall be subject to forfeiture or buy back; and the form of consideration that the Company may receive upon exercise of an Option or a right to acquire restricted stock;

to construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration, including the correction of any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent the Board shall deem necessary or expedient to make the Plan fully effective; to amend the Plan or a Stock Award as provided in Section 11; and generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(C)     DELEGATION  TO  COMMITTEE.

GENERAL. From time to time, the Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(D) EFFECT OF BOARD'S DECISION. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
SECTION  3.

SHARES  SUBJECT  TO  THE  PLAN.
------------------------------

(A) SHARE RESERVE. Subject to the provisions of Section 10 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed, in the aggregate 25,000,000 shares of Class A Voting Common Stock, par value $0.01 per share and 25,000,000 shares of Class B Non-voting Common Stock, par value $0.01 per share.

(B) REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(C) SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

SECTION  4.     OPTIONS.
                -------

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if stock certificates are issued, such certificates will include a legend that will indicate whether each such certificate was issued pursuant to exercise of an Incentive Stock Option or Nonstatutory Stock Option; provided, however, that notwithstanding the following, an Incentive Stock Option may provide that it will remain exercisable as a Nonstatutory Stock Option after an event or series of events that may otherwise disqualify such Option from being an Incentive Stock Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement for shares of Common Stock or otherwise) the substance of each of the following provisions:

(A)     ELIGIBILITY.
INCENTIVE  STOCK  OPTIONS.  Incentive  Stock  Options  may  be  granted  only to
Employees.

NONSTATUTORY STOCK OPTIONS. Nonstatutory Stock Options may be granted to Employees, Directors and Consultants.

(B) TERM. No Incentive Stock Option shall be exercisable after the expiration of ten years from the date it was granted; provided however that no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five years from the date it was granted.

(C)     EXERCISE  PRICE.

GENERALLY. Subject to clauses (ii) and (iii) below, the Board of Directors may determine exercise price of Options granted pursuant to this Plan; provided, however, that the exercise price of an Option shall be not less than the par value of the Common Stock subject to the Option.

INCENTIVE STOCK OPTION. The exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted; provided, however, that a Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

NONSTATUTORY STOCK OPTION. The exercise price of each Nonstatutory Stock Option shall be not less than 85% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(D) CONSIDERATION. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (I) in cash at the time the Option is exercised, or (II) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other shares of Common Stock, (2) according to a deferred payment or a similar arrangement with the Optionholder, or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in the State of Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law shall not be made by deferred payment. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest necessary, as determined by the Board, to avoid a charge to earnings for financial accounting purposes.

(E)     TRANSFERABILITY.

INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option shall be transferable only to the extent provided in the Option Agreement. If a Nonstatutory Stock Option does not provide for transferability or otherwise states that it is non-transferable, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(F) VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary.

(G)     LIMITATIONS  ON  THE  EXERCISE  OF  INCENTIVE  STOCK  OPTIONS.

TERMINATION OF EMPLOYEE STATUS GENERALLY. In the event an Incentive Stock Option holder's Employment terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (1) the date three months following the effective date of termination of the Optionholder's Employment (or such shorter period specified in the Option Agreement), or (2) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

DISABILITY OF OPTIONHOLDER. In the event that an Incentive Stock Option holder's Employment terminates as a result of his or her Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (1) the date that is twelve months following such effective date of termination (or such shorter period specified in the Option Agreement) or (2) the expiration of the term of the Option as set forth in the Option Agreement. If, after the effective date of termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

DEATH OF OPTIONHOLDER. In the event (1) an Incentive Stockholder's Employment terminates as a result of the his or her death, or (2) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Employment during which he or she may exercise such Option, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (X) the date twelve months following the date of death (or such shorter period specified in the Option Agreement), or (Y) the expiration of such Option. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) are in excess of $100,000, the Options or portions thereof that exceed such limit (according to the order that they were granted) shall be treated as Nonstatutory Stock Options.

(H) EXTENSION OF TERMINATION DATE. A Nonstatutory Stock Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option may terminate on the earlier of (I) the expiration of the term of the Option set forth in Section 3(b), or (II) the expiration of a period of three months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(I) EARLY EXERCISE. An Option Agreement may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

(J) DEFERRED DELIVERY. An Option may, but need not, include provisions relating to deferred delivery of shares of Common Stock upon its exercise as may be determined by the Board of Directors.

(K) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in
                                                             --------------
the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

Any such Re-Load Option shall (1) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option; (2) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (3) have an exercise price which is equal to 100% of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option (subject to the provisions of Section 4(c)(2) in the event such Option is an Incentive Stock Option). Notwithstanding the foregoing, a

Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original
Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the $100,000 annual limitation on the ability to exercise Incentive Stock Options described in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under Section 3(a) and the "Section 162(m) Limitation" on the grants of Options under Section 4(g)(iv) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

SECTION  5.     STOCK  BONUS  AWARDS  AND  RIGHTS  TO  ACQUIRE RESTRICTED STOCK.
                ---------------------------------------------------------------
(A) STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Subject to the terms of this Section 5(a), the terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical.

CONSIDERATION. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

VESTING. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. A stock bonus may provide that in the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by a Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

TRANSFERABILITY. Rights to acquire shares of Common Stock under a stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, and as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement and the Investor Rights Agreement.

(B) RESTRICTED STOCK AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Subject to the terms of this Section 5(b) the terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical.

(C) PURCHASE PRICE. The purchase price of restricted stock awards may be determined by the Board of Directors, but shall not be less than 85% of the Fair Market Value of the Common Stock on the date issued.
CONSIDERATION. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement may be paid either: (A) in cash at the time of purchase; (B) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (C) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law shall not be made by deferred payment.

VESTING. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

TRANSFERABILITY. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement and the Investor Rights Agreement.

SECTION  6.     CERTAIN  RESTRICTIONS  APPLICABLE  GENERALLY.
                --------------------------------------------

(A) SECTION 162(M) LIMITATION. Subject to the provisions of Section 10 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Awards covering more than $1 million in shares of Common Stock during any calendar year; provided, however, that the stockholders of the Company may elect to waive the provisions of this Section 6(a) by the affirmative vote of a majority in interest of the stockholder entitled to vote at an Annual or Special Meeting of the Stockholders of the Company.

(B) CONSULTANTS. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or
                     --------
the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (I) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities

Act in order to comply with the requirements of the Securities Act, if applicable, and (II) that such grant complies with the securities laws of all other relevant jurisdictions.

SECTION  7.     COVENANTS  OF  THE  COMPANY.
                ---------------------------
(A) AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(B) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

SECTION  8.     USE  OF  PROCEEDS  FROM  STOCK.
                ------------------------------
Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

SECTION  9.     MISCELLANEOUS.
                -------------
(A) ACCELERATION OF EXERCISABILITY AND VESTING; FORFEITURE. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest. The Board shall have the authority to provide in any Stock Award that such Stock Award will be forfeited under certain limited conditions, such as the breach of any of the Company's policies or a termination for "Cause" (as defined in Section 15).

(B) STOCKHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(C) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (I) the employment of an Employee with or without notice and with or without cause, (II) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (III) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(D) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (I) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (II) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The
Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(E) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (I) tendering a cash payment; (II) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (III) delivering to the Company owned and unencumbered shares of Common Stock.

SECTION  10.     ADJUSTMENTS  UPON  CHANGES  IN  STOCK.
                 --------------------------------------

(A) CAPITALIZATION ADJUSTMENTS. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

(B) DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

(C) ASSET SALE, MERGER, CONSOLIDATION, OR SERIES OF TRANSACTIONS. Unless a Stock Award Agreement provides otherwise, in the event of (I) a sale, lease or other disposition of all or substantially all of the assets of the Company, (II) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company's outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization or (III) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of 50% of the Company's outstanding voting power is transferred (individually, a "Corporate Transaction"), then any surviving corporation or
                    ----------------------
acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) may, in the discretion of the Board, be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction.

SECTION  11.     AMENDMENT  OF  THE  PLAN  AND  STOCK  AWARDS.
                 --------------------------------------------

(A) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(B) STOCKHOLDER APPROVAL. All Awards under this Plan shall be contingent on the approval of this Plan by the stockholders of the Company within one year of its adoption. The Board may, in its sole discretion, submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(C) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(D) NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(I) the Company requests the consent of the Participant and (II) the Participant consents in writing.

(E) AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (I) the Company requests the consent of the Participant and
(II)  the  Participant  consents  in  writing.

SECTION  12.     TERMINATION  OR  SUSPENSION  OF  THE  PLAN.
                 ------------------------------------------

(A) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(B) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

SECTION  13.     EFFECTIVE  DATE  OF  PLAN.
                 -------------------------
The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve months before or after the date the Plan is adopted by the Board.
SECTION  14.     CHOICE  OF  LAW.
                 ---------------
The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

SECTION  15.     DEFINITIONS.
                 -----------

(A) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(B)     "Board"  means  the  Board  of  Directors  of  the  Company.

(C) "Cause" includes (and is not limited to) dishonesty with respect to the Company and its Affiliates, insubordination, substantial malfeasance or nonfeasance of duty, unauthorized disclosure of confidential information, conduct substantially prejudicial to the business of the Company or any Affiliate and termination by the Participant in violation of an agreement by the Participant to remain in the employ of the Company or of an Affiliate. The determination of the Committee as to the existence of cause will be conclusive on the Participant and the Company. "Cause" is not limited to events that have occurred prior to a Participant's termination of service to the Company, nor is it necessary that the Committee's finding of "cause" occur prior to termination. If the Committee determines, subsequent to the termination of a Participant's service but prior to the exercise of a Stock Award, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "Cause," then the right any Stock Award will be forfeited. Any definition in an agreement between a Participant and the Company or an Affiliate which contains a conflicting definition of "Cause" for termination and which is in effect at the time of such termination will supersede the definition in this Plan with respect to that Participant.

(D)     "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

(E) "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 2(c).

(F) "Common Stock" means the Class A Voting Common Stock, par value $0.01, and Class B Voting Common Stock, par value $0.01, of the Company.

(G)     "Company" means LocatePLUS Holdings Corporation, a Delaware corporation.

(H) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

(I) "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the

Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or Committee, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(J) "Covered Employee" means the Company's chief executive officer and the four other highest compensated officers of the Company for whom total compensation is required to be reported to stockholder under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(K)     "Director"  means  a  member  of  the Board of Directors of the Company.

(L) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(M) "Employee" or "Employment" means any person employed by the Company or an Affiliate as determined in accordance with Section 3401(c) of the Code.

(N)     "Exchange  Act"  means  the Securities Exchange Act of 1934, as amended.

(O) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board, with particular reference to sales of shares of Common Stock and, if no such sales provide meaningful guidance, with reference to sales of any classes or series of preferred stock of the Company; provided that proper discounts may be taken by the Board to reflect the fair market value of the Common Stock in light of liquidation and redemption rights enjoyed by such preferred stock.

(P) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(Q) "Non-Employee Director" means a Director who either (I) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its Affiliates for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item

404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (II) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

(R) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(S) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(T) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(U) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(V) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(W) "Outside Director" means a Director who either (I) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (II) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

(X) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(Y)     "Plan"  means  this  LocatePLUS  Holdings  Corporation  2003 Stock Plan.

(Z) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(AA)     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.

(BB) "Stock Award" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

(CC) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award, subject to the terms and conditions of this Plan, evidencing the terms and conditions of an individual Stock Award grant.

(DD) "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

                                      * * *

I, James C. Fields, Secretary of LocatePLUS Holdings Corporation, having in my custody and possession the corporate records of said corporation, do hereby certify that the foregoing is a true and correct copy of the LocatePLUS Holdings Corporation 2003 Stock Plan as in effect on March 27, 2003.

                      Witness my hand this April 30, 2003.
                                  As Aforesaid
                                /S/ James C. Fields
                             ----------------------
                           JAMES C. FIELDS, SECRETARY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        LOCATEPLUS HOLDINGS CORPORATION.


  AS STOCKHOLDERS OF THE COMPANY, YOU HAVE AN OPPORTUNITY TO VOTE ON ISSUES THAT
    AFFECT YOUR COMPANY. PLEASE RETURN YOUR PROXY CARD IN THE ADDRESSED STAMPED ENVELOPE AS SOON AS POSSIBLE WITH YOUR VOTE OR FOLLOW THE SIMPLE INSTRUCTIONS
    FOR VOTING BY TELEPHONE OR INTERNET. THANK YOU FOR SHARING IN THE FUTURE OF
                        LOCATEPLUS HOLDINGS CORPORATION.

                                   DETACH HERE
     -----------------------------------------------------------------------
                                      PROXY

                         LOCATEPLUS HOLDINGS CORPORATION

                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
                                 (978) 921-2727

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  May 29, 2003

The undersigned hereby appoints James C. Fields as the true and lawful agent and proxy for the undersigned, with full power of attorney and power of substitution, to represent the undersigned and vote all shares of capital stock of any class that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") of LocatePLUS Holdings Corporation (the "Corporation") to be held on May 29, 2002, at 2:00 p.m. (Boston time), at the offices of the Corporation (100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915, or at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated April 30, 2002, receipt of which is hereby acknowledged. No proposal will be entertained to adjourn the meeting until the four matters presented for approval have been voted on by the Stockholders.

                 VOTE BY MAIL                        VOTE BY INTERNET
         FOLLOW THESE THREE EASY STEPS         FOLLOW THESE THREE EASY STEPS
    1.  Read  the  accompanying  Proxy     1.  Read  the  accompanying  Proxy
         Statement  and  Proxy  Card            Statement  and  Proxy  Card
        (including  all  attachments)          (including  all  attachments)
    2.  Complete,  sign  and  date  your   2.  Go  to  www.transferonline.com
                Proxy  Card
    3.    Mail  your  Proxy  Card  in      3.  Log  in  using  the  attached
            the  attached  envelope                    instructions

[X]     Please  mark  your  votes  as  in  this  example.

                      Proxy Item 1:  Election of Directors.

Please  cast  one  vote  per  director.

Nominee                  For     Against   Abstain
------------------     -------   -------   -------
Sonia  P.  Bejjani      [  ]      [  ]      [  ]
------------------     -------   -------   -------
Thomas  Garlock         [  ]      [  ]      [  ]
------------------     -------   -------   -------
John  P.  Houlihan      [  ]      [  ]      [  ]
------------------     -------   -------   -------
Robert  H.  Kite        [  ]      [  ]      [  ]
------------------     -------   -------   -------
Jon  R.  Latorella      [  ]      [  ]      [  ]
------------------     -------   -------   -------
Thomas  E.  Murphy      [  ]      [  ]      [  ]
------------------     -------   -------   -------
Gerard  Scalley         [  ]      [  ]      [  ]
------------------     -------   -------   -------

           Proxy Item 2: Ratification of Carlin, Charron & Rosen, LLP as the Corporation's auditors for the year ending December 31, 2003.

                         For     Against   Abstain
                       -------   -------   -------
                        [  ]      [  ]      [  ]
                       -------   -------   -------

          Proxy Item 3:  Adoption of the Corporation's 2003 Stock Plan.

                         For     Against   Abstain
                       -------   -------   -------
                        [  ]      [  ]      [  ]
                       -------   -------   -------

IN HIS DISCRETION, JAMES C. FIELDS IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS
DIRECTORS AND FOR PROXY ITEM 2, AND 3, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS MR. FIELDS MAY DEEM ADVISABLE.


Signature should be exactly the same as it is on this Proxy. If stock is held jointly, each stockholder should sign. If the signature is by an attorney, guardian, executor, administrator, trustee or guardian, please give full title.

Dated:  ______________     Signature:  ______________